3rd Quarter 2009 Earnings Presentation September 10, 2009 Exhibit 99.1

Safe Harbor Statement

Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item
1A, Risk Factors,
included within our Form 10-K for the year ended October 31, 2008, which was filed on December 30,
2008, and Item 1A, Risk Factors, included within our Form 10-Q for the period ended July 31, 2009, which was filed on September 9, 2009.  Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-
looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs).
It also excludes financial services and other expenses that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

Summary • 2009 Q3 results • 2009 outlook • 2010 and beyond 4

Traditional U.S. and Canada Retail Sales
Class 6 – 8 Industry Landscape

Worst truck Class 6-8 Truck industry in
more than 45 years
• 1991 – 225,000
• 1992 – 238,000
• 2003 – 263,000
• 2008 – 244,100
Reality:
• Age of fleet increasing
• Ability to finance
• Used truck market
• EGR vs. SCR
Lowest retail industry since 1962
Lowest retail industry since 1962
Note: Industry guidance includes military orders sold to the U.S.
Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07 FY08
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 24,400 21,000 23,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 59,600 34,000 42,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 160,100 110,000 120,000
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 244,100 165,000 185,000
FY 09
Historical Information
United States and Canadian Class 6-8 Truck Industry - Retail SalesVolume
Current 2009
Actual Guidance

$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
3Q07 3Q08 3Q09
With
Settlement
Effects
3Q09
Without
Settlement
Effects
0
5,000
10,000
15,000
20,000
25,000
30,000
3Q07 3Q08 3Q09
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
3Q07 3Q08 3Q09
Q3 FY09 Information
6
Consolidated Revenues
($ in millions)
$3,951
$2,506
$473
$110 $115
$2,956
$92
Manufacturing Segment Profit ($ in millions)
0
20,000
40,000
60,000
80,000
100,000
120,000
3Q07 3Q08 3Q09
Quarterly Truck Shipments
27,000
17,000
24,600
Quarterly Engine Shipments
79,300
63,600
108,200
Shipments decreased ~37% Q/Q
Shipments decreased ~20% Q/Q
1
1,2
1
Includes extraordinary gain of $23 million for Monaco
2
Excludes $(18) million in manufacturing segment profit and $(18) million in net income for Settlement Effects (see page 8 for additional detailed disclosure on settlement effects)
Note:  This slide contains both GAAP and non-GAAP information, please see the Reg G in appendix for detailed reconciliation.

1

• Continue to invest in future
• Containing automotive supply
base risk
• Military cancellation charges
Q3 FY09 Information
Diluted Earnings (loss) per share
$(0.16)
$4.47
$(0.05) $(0.42)
Profit Excluding Tax ($ in millions)
$18
$341
$5
$0
1 1,2
1,2
Note:  This slide contains both GAAP and non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
1
Includes extraordinary gain of $23 million for Monaco
2
Excludes $(18) million in manufacturing segment profit and $(18) million in net income for Settlement Effects (see page 8 for additional detailed disclosure on settlement effects)
$0.00
$50.00
$100.00
$150.00
$200.00
$250.00
$300.00
$350.00
$400.00
3Q07 3Q08 3Q09
With
Settlement
Effects
3Q09
Without
Settlement
Effects
-$1.00
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
3Q07 3Q08 3Q09
With
Settlement
Effects
3Q09
Without
Settlement
Effects

Impact of Settlement on 2009

Business Impact of Settlement
• Loss of automotive U.S. customer
• Less intensive capital/product requirements
• Restructured business
• Impact of increased equity stake in BDT & BDP
(in millions)
Q1 Actual Q2 Actual Q3 Actual
Full Year
Guidance
Cash 200 $           200 $
Warranty 75 75
Restructuring charges (58) 3 (65) +/-
Other related income and (expense) (27) (35) 18 (35) +/-
190 $           (32) $           18 $             175 $           +/-
Settlement and Related Restructuring - 2009 PBT Impact

Medium
Truck
3Q09 School Bus, Class 6-8
Market Share was 36%
61% Market Share
3Q09
35% Market Share
3Q09
33% Market Share
3Q09
Severe
Service
Truck*
Heavy
Truck
29% Market share
3Q09
• #2 in YTD July Market Share
• Executing on strategy
- New Products (ProStar
®
,
LoneStar
®
)
• MaxxForce
®
EGR engines
• #1 In Market Share despite
industry consolidation
• MaxxForce
®
EGR engines
• #1 in Market Share
• A leader in Medium Hybrid
• MaxxForce
®
EGR engines
• #1 in Market Share
• 3rd straight year of
increasing market share
• MaxxForce
®
EGR engines
FY07 60%
FY08 55%
3Q09 61%
YTD JUL 59%
*Note: Excludes U.S. Military shipments. See market share slide in appendix for shipments with and without military shipments.
FY07 36%
FY08 36%
3Q09 35%
YTD JUL 35%
FY07 25%
FY08 27%
3Q09 33%
YTD JUL 34%
FY07 15%
FY08 19%
3Q09 29%
YTD JUL 25%
9
Class 8*
30% Market Share
3Q09
School
Bus
School Bus & Combined Class 6-8 Market Share – FY07: 26%; FY08: 29%; 3Q09: 36%; YTD JUL: 33%

Guidance - Industry Landscape

Guidance
• Class 6-8 Truck Industry
2009: 165K to 185K
2010: 175K to 215K
• Engine shipments – 245K to 265K
• Parts – segment revenues
expected to  be ~$2.2B to $2.3B
• Financial Services - profitable
Note: Industry guidance includes military orders sold to the U.S.
Industry FY99 FY00 FY01 FY02 FY03 FY04 FY 05 FY06 FY 07 FY08
School Bus 33,800 33,900 27,900 27,400 29,200 26,200 26,800 28,200 24,500 24,400 21,000 23,000
Class 6-7 - Medium 126,000 129,600 96,000 72,700 74,900 99,200 104,600 110,400 88,500 59,600 34,000 42,000
Combined Class 8 (Heavy & Severe Service) 286,000 258,300 163,700 163,300 159,300 219,300 282,900 316,100 206,000 160,100 110,000 120,000
Total Industry Demand 445,800 421,800 287,600 263,400 263,400 344,700 414,300 454,700 319,000 244,100 165,000 185,000
FY 09
Historical Information
United States and Canadian Class 6-8 Truck Industry - Retail SalesVolume
Current 2009
Actual Guidance

Industry Landscape

• Retail sales industry landscape:
– 2009 school bus and Class 6-8
Truck (industry):
Q3 2009 Class 6-8 = 41,100
• Order receipt landscape
– August order receipts
Bus: ~4,250
Medium: ~4,250
Combined Heavy: ~9,300
– Highest month since June 2008*
• Gas vs. diesel prices
• Inventory
• U.S. motor carrier failures
Average Age U.S. Class 8
Truck Tonnage Index
*Combined School Bus and Class 6-8 orders

Severe Service Medium Heavy Bus Actual Truck Production 2009 12 Actual Expected 2008 2009 Down Days (Q3 2009 unplanned ) = 39 days

Commodities 2009
Commodities 2009
• Reduced volatility & lessened market
impact through contract structures
• 2009 costs have declined with a lag
to the market
• Market consensus: commodity prices
will continue to recover through the
end of 2009
– Renegotiating contracts
– Forward-locking prices
– Enhancing our risk management
tools and practices
– Controlling more spend
13
2008 2009 2010
Market
Navistar
Sheet steel
2007
2008
High
Aug 09
Spot
$2.83 $4.09 $3.28
Copper
$0.90 $1.54 $1.23
Aluminum
$1,241 $2,275 $1,360
Platinum
$73 $145 $72
Crude oil
$315 $890 $311
Scrap steel
$509 $1,125 $538

Full Year 2009 Guidance

6/9/09 9/10/09
Guidance Guidance
$5.10 to $5.60 $2.80 to $3.10
Industry Volume Reduction to 210,000 to 225,000 (- - -)
Industry Volume Reduction to 165,000 to 185,000 (- - -)
Warranty (- -)
R&D spending (-)
Taxes (-)
Customer Mix
(-), offset by
SG&A below
Offsetting Actions
Lower commodity Costs / cost reductions +
Blue Diamond JV operational impact +
Military revenue:  $2.7B to $3.0B +
Market Share +
Parts profitability +
SG&A / Below the Line items
+
+, offset by
customer mix
above
Revised EPS Guidance* $2.80 to $3.10 $2.55 to $2.85
Settlement and Restructuring $2.40 +/- $2.40 +/-
$5.20 to $5.50 $4.95 to $5.25
additional facility rationalization
Prior EPS Guidance *
Key Challenges
We continue to invest today, to ensure the future
Revised EPS Guidance - Including Settlement & Restructuring*
* Note: Excludes settlement and related restructuring as well as potential
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation

Full Year 2009 Guidance 15 *Note: This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation

2009 Summary We expect to deliver EPS* of $4.95 to $5.25, while continuing to invest in the future 16 • Product development • Global growth • Product enhancements *Includes Ford settlement effects

Actions in 2009 for 2010 and Beyond
• Truck strategy
– U.S. and Canada
– Environmental strategy
– Mahindra
– Cat J.V. pending
– Monaco
– Commercial bus
– Military
• Engine strategy
– MaxxForce
®
Big Bore
– Global and domestic expansion
– EGR
– Engine platform rationalization
– Manage supply chain risk
• Corporate
– Pension
– Capital structure

0%
5%
10%
15%
20%
25%
30%
35%
FY 2007
Retail Share
FY 2008
Retail Share
3Q09
Retail Share
3Q09
Order Share
Combined Class 8*
Retail Market
Share
Order Receipt
Share
Actions in 2009 for 2010 and Beyond
Profitable Growth: Class 8
*Excludes U.S. Military shipments

Current status:
• More than 18 months of testing between engine
labs and field test units
• 60 test vehicles in operation today
• Validation testing includes:
– High-altitude and high-temperature testing  in
Nevada and mountainous regions of Colorado
– Cold weather testing conducted this past
March in northern Minnesota
– We will continue to test, validate and make
necessary calibration adjustments this winter
Next steps:
• Customer units delivered this fall
• Media ride and drive
• Receive EPA certification prior to 2010 launch
Controlling Our Destiny
2010 Engine Testing - On Track or Ahead of Schedule

MaxxForce 15L status and strategy
Actions in 2009 for 2010 and Beyond
15 Liter 2010 Emission Strategy
Current status:
• More than 9 months of testing, which
includes high-altitude and
high-temperature testing
• Provide advance production units to
strategic customers later this year
• Production in late calendar 2010
Actions and product attributes to
ensure success in 2010:
• Transition some 15L customers to the
MaxxForce
®
11L/13L
• Significant engine weight savings
• Better manage heat rejection
• Product testing on/ahead of schedule
Today 2009 Transition 2010
Big Bore
11L-15L
11L/13L
46%
15L
54%
<425 hp
12%
425-455 hp
64%
475-550 hp
24%
MaxxForce
®
11L/13L
330 hp-475 hp @ 1900
rpm
1250-1700 hp lb.–ft.
@ 1000 rpm

Summary-2010 Emission Strategy Status
2010 emission strategy on/ahead of schedule
• All engines will be between .4 and .5 NOx
• Engine durability testing is on track and plan to over-test and stress many parts of the system
• In most cases, vehicles will have equal to better fuel economy than 2009 vehicles
• Base engine will have less heat than 2009 engines
• ProStar
®
weight will be reduced by 600 lbs.
• MaxxForce
®
13L will have over 1,000 lbs. of weight advantage vs. a competitive
15L SCR engine

Actions in 2009 Position Us for Success in
All End Markets

Medium
Truck
61% Market Share
3Q 2009
35% Market Share
3Q 2009
33% Market Share
3Q 2009
29% Market Share
3Q 2009
Heavy
Truck
School
Bus
Severe
Service
Truck
2009 Industry:
Heavy Day Cab – 16%
Heavy Sleeper – 30%

Actions in 2009 for 2010 and Beyond
2010 Emission Strategy

How EGR Technology Works
Competitor “A” – announced its Environmental
Protection Agency (EPA) 2010 emissions reduction
technology using
selective catalytic reduction
(SCR) will carry a surcharge of
$9,600.
Competitor “B” – “anywhere from $8,000 to
$10,000 is a range that everybody is aware of.
There's certainly no secret about that.”
Navistar’s strategy is to price competitively.

Status of Future Technology:
Advancing at a Rapid Pace

Customer Friendly and Controlled by the OEM
Alternative technology advancement to achieve 0.2 NOx
1.In-cylinder Combustion Improvement (EGR approach)
a) Advanced fuel system (high injection pressure), air/EGR system, and advanced control, advanced vehicle cooling
b) Brake thermal efficiency improvement better fuel economy less heat rejection
2.Advanced NOx after treatment system (Customer friendly and controlled by the OEM)
a) Dual function DPF, NOx reduction diesel Particulate filter (“NPF” Navistar naming) with the following options
i. Gas ammonia injection
ii. Hydrocarbon injection
b) Hydrocarbon or Hydrogen Injection - Lean NOx Trap (LNT)
3. Powertrain integration (Hybridization and advanced transmission technology (longer term))

Actions in 2009 for 2010 and Beyond
Supply Base and Competitor Migration South
•
Competitor: x
•
Supplier:
OEM         Mexico
OEM         Exited business
OEM         Consolidated
operations
Supplier 1         Nuevo
Supplier 2         Mexico
Supplier 3         San Luis
Supplier 4         Texas
•
Customer Growth
in Southern
corridor:
Escobedo Plant
x
x
x
Chatham Plant

Mahindra J.V. –
Vehicles Ready for Launch in Early 2010

Bus - #1 leader in school bus
Overall commercial vehicle industry
(in units)
Truck
Note: Mahindra FY – April to March
Mahindra/Navistar J.V. is a 51% - 49% joint venture
150,000
170,000
190,000
210,000
230,000
250,000
270,000
290,000
310,000
330,000
350,000
FY 2009
Actual
FY 2010
Estimate
FY 2011
Estimate
FY 2012
Estimate

Actions in 2009 for 2010 and Beyond
Caterpillar/Navistar Strategic Alliance/Joint Venture

• Strategic alliance to manufacture a heavy-duty
Caterpillar vocational truck
• Manufactured by Navistar at Garland, TX
• Industry dynamics
- Market size historically has ranged from 40K
to 80K. 1/3 of the market is mid-range diesels
(MRD) and 2/3 of the market is heavy-duty
diesel (HDD)
- Navistar severe service market share in FY08
was 27%. (MRD was 40% and HDD was
13%)
Global Commercial Truck Markets Outside of N.A. North America Caterpillar Vocational
•
50/50 joint venture for commercial trucks outside
of N.A.
• Leverages the complementary strengths of both
companies
- CAT – distribution
- Navistar – manufacturing and product
development
• Initial markets – Australia, Brazil, China, Russia,
South Africa and Turkey
• First products are expected to be available in
fiscal Q1 of 2010

Transaction Overview:
• Acquisition price ~ $47 million, effective June 1, 2009
• Expected revenue of $600 million to $1 billion by end
of 2011
• Five manufacturing facilities
• All trademarks and intellectual property
• Acquiring assets at the lowest point in over 30 years
• Goal to be breakeven at lowest industry volumes
in cycle and capitalize on upswing as the market
returns
Type:  Class A
Monaco has a full line product offering and is a leader in the Class A market
Type:  Class C Type:  Towable
Class A Industry Sales
Actions in 2009 for 2010 and Beyond Monaco
22
10
14
19
33
42
34
33
41
42
35
29
24
27
32
37
33
37
38
43
49
41
33
40
42
41
37
32
29
16
7
0
5
10
15
20
25
30
35
40
45
50
1979 1986 1993 2000 2007
RVIA: University of Michigan Forecast Baird Research
(in thousands)

Truck Leadership
Electric Vehicle (EV) – Zero Emission
• Received $39 million commitment from Stimulus Act and Technology Funding opportunities to fund our existing plans to be leaders in commercial electric vehicle market
• Utilize existing manufacturing facilities (Elkhart County, Indiana), which brings job opportunities
• Next steps – finalize J.V. with Modec Ltd., of the United Kingdom
Goal is to build 400 all-electric vehicles in 2010 and expect that within a couple of years to be producing several thousand vehicles annually.

Actions in 2009 for 2010 and Beyond
Navistar Environmental Strategy

Red Bull Purchases New International
®
DuraStar™
Hybrid Delivery Trucks
Trucks save 30%-40% fuel costs while
reducing CO2 emissions
UPS, EPA, Eaton, Navistar Agree: “Hydraulic
Hybrid Vehicles Ready for Prime Time”
Development Strategy:
Provide time for
technology progress
EPA rewards providers for cleaning up
the environment sooner
Advanced EGR provides the platform to
continued emissions improvement
The best technology will continue to improve…
Electronics and
Control Strategies
Advanced Fuel
Injection Technology
Higher injection pressure
3000 bar
Proprietary Combustion
Bowl Designs
More complete burn
Twin turbochargers
Air-Management Systems

Actions in 2009 for 2010 and Beyond
Leveraging Our Assets – Midibus and Rest of World Opportunities

Rest of World Focus
• Capitalize on large market in South America
• Emerging market in Mexico driven by government funding
Partnership with Neobus
• Start of production expected in November
• Low cost/high quality design capability
• Long-term potential for U.S. and Canada
Midibus - Integrated Commercial
NOTE: J.V. pending - MOU with San Marino (Neobus) for integrated commercial bus body J.V. assembly plant in Mexico
Develop Products to
Compete Beyond
Yellow
61% Market Share
3Q 2009
School
Bus

32 More than 21K Units invoiced from 2005 through July 2009 Commercial Off The Shelf (COTS) Military Revenue Sustainable at $2 Billion COTS with Military Features True Tactical Wheeled Vehicles

Recent Foreign Military Sales

UK OUVS
UK Husky
Allied Forces Armored MXT
Allied Forces HMMWV Replacement
HMMWV Repower
Canadian MilCots
Canadian SMP
RCMP
Allied Forces Dash with Additional Variants Allied Forces Dash

Actions in 2009 for 2010 and Beyond
Engine

• In the news:
Navistar Engine Group to supply V8 diesels to Capacity of Texas
Navistar enters engine supply agreement with developer of Daewoo commercial buses
GM South America
• U.S. and Canada truck growth
Big Bore engines
EGR strategy
• Global opportunities
Mahindra Navistar Automotives Limited J.V.
Cat/Nav Global Products J.V.
• Niche customers
Military
Marine
U.S./Canada Truck Growth Global Opportunities Niche Customers
460,000 Engines - FY13
North
America
South
11/13L
15L
CAT/NAV JV
Military
Marine
Other OEM
America
Grow engine business from 346K engines in FY08 to 460K by end of FY13

35 Controlling Our Destiny Leveraging What We Have and What Others Have Built • Cash and cash flow • Below the line SG&A Post retirement Taxes • Capital structure

Manufacturing Cash & Cash Flow

Note: This slide contains both GAAP and non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
($ in millions)
Manufacturing Cash
April 30
th
ending cash
$594
Cash flow from operations (including working capital)
$142
Capital spending/investment (Monaco)
(87)
Other cash flow impacts (fx)
22
Cash flow from manufacturing operations
$77
Accounting consolidation of Blue Diamond
80
July 31st ending cash
$751

SG&A
What did we tell you at the beginning of the year?
• Year-over-year cost reductions
– Other SG&A / fixed costs ~$150M
– Professional (filing) fees ~ $100M
Where are we today?
37
2009 2008 Change
SG&A (excluding items below) $800 $974 ($174)
Professional fees 27 138 (111)
Post retirement 158 (41) 199
Total SG&A $985 $1,071 ($86)
Nine Months Ended July 31,

Post Retirement Pension & Health Care
• Closed plan to new entrants in 2002
– Majority of new entrants closed in 1996
– Annual service cost is decreasing
• 2009 higher cost caused by 2008 market decline
– Revised investment strategy/investment advisor
– July YTD 2009 return 18.5% for pension plan and 20% for
OPEB (CY)
– Expect cost to improve/neutral
• Aggressive cost control, without service cuts (health care)
– Cost contained, but too expensive

Taxes

• U.S./Canada – NOL position – full valuation allowance
• Foreign operations – normal tax rates
Improved business outlook in Brazil more taxes
Production shift from Canada to Mexico more taxes
One time favorable items – Foreign Operations more taxes
Overall
2009 Income tax expense of ~$46M with Ford settlement
~$15M-20M increase in expense in 2009

NFC –
Primary Purpose is to Help Us Sell Trucks

Dealers
Retail
• Liquidity – Overall $1B
– Wholesale - $311M
– Retail - $348M
– Revolver - $362M
• Strategy:
– Maintain the value of NFC
– Reduce leverage
• Refinancing Plan:
– Wholesale
Renew wholesale VFC – Done
Expand capacity for market recovery
– Retail
Work with banks to improve product
offering for customers – In Progress
Concentration of customers
– Bank Facility/Term Loan
Refinance bank facility/term loan to meet
strategy – End of Year

$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2009 2010 2011 2012
Capital Structure
41
Capital Structure
NFC $1.4
Due  July 2010
Mfg $1.5
Due  Jan 2012
• Initial focus on NFC
• Balance the alternatives
- Cost
- Execution/market conditions
- Shareholder value

42 Summary Advanced EGR In-Cylinder NOx Reduction Military sustainable at $2B

Appendix 43

2009 Guidance without Ford settlement effects*

Guidance
*This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation
($ Millions (excluding EPS))
Truck Industry Units
165K
to 185K
Revenue
$11,000 to $11,500
Mfg. Segment Profit
$710
to $735
Below the line items ~$(485)
Profit Excluding Tax
$225 To $250
Net Income
$182
To $207
Diluted EPS
$2.55
to $2.85
# of shares
~72M

NFC Liquidity Remains Strong

• NFC had total available undrawn committed funding of $1.0 billion at 7/31/2009
– NFC renewed its $650 million dealer floor plan financing facility on August 26
– NFC has continued to obtain access to bank conduit markets to fund retail note acquisitions; closed $298 million conduit sale in April
– NFC on target for refinancing bank revolver by year-end
• We expect NFC profitability to rebound in 2009
– Margins improving
– Portfolio quality stabilizing for several quarters
– Interest rates stabilizing
• NFC retail activity primarily funded by facilities that do not require refinancing until 2010
– Over $1.5B in retail notes have been sold and securitized since the subprime issues began to impact the asset securitization market
– Serviced receivables balances tracking to truck market trough
– Truck financing is available for quality credits, especially conquest accounts
Retail Notes Bank Revolver
• $500 million revolving
warehouse (TRIP)
– Acquired notes sold into TRIP
– TRIP warehouses, then
securitizes via bank conduits
• TRIP terms
– Matures June 2010
On-balance sheet
• $1.4B facility
– Initial funding of retail
note acquisitions
– Also funds
dealer/customer
open accounts
• Revolver terms
– Matures July 2010
On-balance sheet
Dealer Floor Plan (DFP)
• Current situation
– ~$850M funding facility
(NFSC)
– Available $311 million
• NFSC terms
– Bank conduit portion
(VFC) renewed October
2008
– Public portion matures
February 2010
Off-balance sheet

Market Share – U.S. & Canada School Bus and Class 6-8

Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q YTD JUL
Bus (School) 60% 60% 59% 59% 60% 57% 57% 48% 58% 55% 56% 60% 61% NA 59%
Medium (Class 6-7) 37% 34% 34% 37% 36% 34% 35% 39% 35% 36% 30% 39% 35% NA 35%
   Heavy (LH & RH) 16% 12% 15% 17% 15% 16% 15% 19% 25% 19% 24% 23% 29% NA 25%
Severe Service 24% 28% 26% 32% 27% 35% 36% 34% 41% 37% 45% 49% 41% NA 45%
Combined Class 8 18% 17% 19% 22% 19% 23% 23% 25% 30% 25% 31% 33% 33% NA 32%
Combined Market Share 25% 25% 27% 31% 27% 29% 29% 30% 35% 31% 33% 38% 38% NA 36%
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q YTD JUL
Bus (School) 60% 60% 59% 59% 60% 57% 57% 48% 58% 55% 56% 60% 61% NA 59%
Medium (Class 6-7) 37% 34% 34% 37% 36% 34% 35% 39% 35% 36% 30% 39% 35% NA 35%
   Heavy (LH & RH) 16% 12% 15% 17% 15% 16% 15% 19% 25% 19% 24% 23% 29% NA 25%
Severe Service 23% 26% 24% 28% 25% 28% 26% 26% 29% 27% 32% 36% 33% NA 34%
Combined Class 8 18% 16% 19% 21% 18% 20% 19% 21% 26% 22% 26% 28% 30% NA 28%
Combined Market Share 25% 25% 27% 31% 26% 27% 27% 28% 32% 29% 30% 35% 36% NA 33%
Market Share - US & Canada School Bus and Class 6-8
2007 2008
2007 2008 2009
2009

Truck Shipments

Note:  Information shown below is based on Navistar’s fiscal year
Fiscal Year 2007 1Q07 2Q07 3Q07 4Q07 Full Year 2007
BUS 3,400 4,100 3,200 3,900 14,600
MEDIUM 9,700 6,800 5,600 6,600 28,700
HEAVY 7,000 4,500 2,600 3,300 17,400
SEVERE 3,900 3,300 3,500 3,700 14,400
TOTAL 24,000 18,700 14,900 17,500 75,100
MILITARY (U.S. & Foreign) 600 900 700 1,000 3,200
EXPANSIONARY 9,100 8,700 9,000 8,500 35,300
WORLD WIDE TRUCK 33,700 28,300 24,600 27,000 113,600
Fiscal year 2008 1Q08 2Q08 3Q08 4Q08 Full Year 2008
BUS 3,100 3,300 2,700 4,400 13,500
MEDIUM 3,700 6,300 5,800 4,500 20,300
HEAVY 2,600 3,900 4,500 7,800 18,800
SEVERE 2,400 3,400 3,300 3,700 12,800
TOTAL 11,800 16,900 16,300 20,400 65,400
MILITARY (U.S. & Foreign) 1,600 2,200 2,300 2,600 8,700
EXPANSIONARY 5,900 8,100 8,400 5,700 28,100
WORLD WIDE TRUCK 19,300 27,200 27,000 28,700 102,200
Fiscal year 2009 1Q09 2Q09 3Q09 4Q09 YTD JUL
BUS 2,700 3,100 3,500 NA 9,300
MEDIUM 3,200 3,400 2,700 NA 9,300
HEAVY 6,100 3,200 4,500 NA 13,800
SEVERE 2,800 2,700 2,800 NA 8,300
TOTAL 14,800 12,400 13,500 NA 40,700
MILITARY (U.S. & Foreign) 2,500 2,100 1,200 NA 5,800
EXPANSIONARY 2,400 1,900 2,300 NA 6,600
WORLD WIDE TRUCK 19,700 16,400 17,000 NA 53,100

World Wide Engine Shipments

Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 60,000   56,200   65,400   53,500   235,100
Other OEM's (All Models) 21,000   26,400   29,100   27,700   104,200
Engine Shipments to Truck Group 23,100   12,100   13,700   16,500   65,400
Total Shipments 104,100 94,700   108,200 97,700   404,700
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 47,000   55,300   25,200   24,500   152,000
Other OEM's (All Models) 25,900   31,500   34,100   37,100   128,600
Engine Shipments to Truck Group 12,900   15,700   20,000   16,300   64,900
Total Shipments 85,800   102,500 79,300   77,900   345,500
Navistar 1st Q 2nd Q 3rd Q 4th Q YTD JUL
Ford 14,100   29,000   26,200   NA 69,300
Other OEM's (All Models) 22,500   22,200   24,600   NA 69,300
Engine Shipments to Truck Group 14,300   12,700   12,800   NA 39,800
Total Shipments 50,900   63,900   63,600   NA 178,400
2008
2007
2009

Order Receipts – U.S. & Canada

Percentage
2009 2008 Change Change
3,200 3,400 (200)     (6)
2,700 4,400 (1,700) (39)
Class 8 heavy trucks 3,800 3,300 500      15
Class 8 severe service trucks* 3,900 7,500 (3,600) (48)
13,600 18,600 (5,000) (27)
7,700 10,800 (3,100) (29)
* Includes 1,400 and 3,900 units in the three months ended July 31, 2009 and 2008, respectively, related to military contracts
Total Navistar
Ended July 31,
Three Months
Order Receipts: U.S. & Canada (Units)
Combined Class 8 (Heavy and Severe Service)*
"Traditional" Markets
School buses
Class 6 and 7 medium trucks

International Dealer Stock Inventory (Units)
*
U.S. and Canada Dealer Stock Inventory
50
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include Workhorse Custom Chassis inventory.
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
Lowest point in over 10 years

Frequently Asked Questions

Q1:
What should we assume for capital expenditures in 2009?
A:
For 2009, excluding our NFC and Dealcor acquisition of vehicles for leasing, we expect our capital expenditures to be below our normal $250 million to $350 million range. We continue to fund our strategic programs.
Q2: What is in your  Dealcor  debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets.
Q3: How many Dealcor  dealers did you have as of July 31, 2009?
A:
Of our 288 primary NAFTA dealers, we have ownership interest in 19 Dealcor dealers as of
July 31, 2009. We expect to have fewer Dealcor  dealers on October 31, 2009.
Q4: Have you seen any year-over-year steel, precious metals and resin cost increases in 2009?
A:
Direct material costs have been impacted by industry-wide price increases in commodities, which affected all of our operations excluding financial services.  Costs related to steel, precious metals, resins, and petroleum products decreased by $6 million and increased by $58 million during the quarter and nine months ended July 31, 2009, respectively, as compared to an increase of $22 million and $42 million for the same respective periods in 2008 and a total increase of $97 million during the twelve months ended October 31, 2008. This is the first quarter we had a benefit of the decline in commodity prices, although year-to-date our Truck and Engine segments were not able to fully capitalize on some cost saving opportunities due to existing contractual obligations.

Frequently Asked Questions

GCWR and have added a WorkStar
®
4x4 to our product offerings.
Beyond our
DuraStar™
and WorkStar
®
hybrid electric products, we are continuing to look at and test other
Q5: What is the status of your hybrid program?
A:
Navistar is currently in full on-line production of
DuraStar™
class 6 & 7 hybrid electric models at our
Springfield Assembly plant. This hybrid product is demonstrating 30-60% improvement in fuel economy and has been EPA certified to receive tax credits. We have received 500 orders to date and have raised our production capacity to 5 units a day to meet the increasing demand. In addition we offer a plug in hybrid IC Bus product. We recently released a new beverage tractor application at 55,000 pounds viable platforms such as the delivery of 7 hybrid hydraulic Workhorse package car chassis to UPS. This system uses hydraulic pressure in lieu of electricity to operate the hybrid system. They are showing promise of over 50% improvement in fuel economy.
Other hybrid platforms are in development for Class 8 products of the future. The result of this new hybrid technology will be to substantially improve fuel efficiency and reduce the carbon footprint of our truck and bus products of today and in the future.
Navistar has been successful in securing a U.S. Department of Energy (DoE) cost share award of up to $10 million—half of the total projected cost, to develop the next generation of Hybrid School. As part of the
Plug-in Hybrid Electric Vehicle (PHEV) Technology Acceleration And Deployment Activity program,
Navistar will deploy 30 plug-in electric hybrid buses to fleets across the nation during a multi-year program.

Frequently Asked Questions

Q6: The future of diesel transportation is being impacted by environmental and energy issues such as fuel efficiency, climate change and clean air.  How is Navistar responding to these growing influences?
A:
Navistar and its production units are fully engaged and are offering solutions on multiple fronts to the commercial truck industry. Aerodynamic efficiency is the single most important issue to address to improve the fuel economy of on-highway trucks. International
development in wind tunnels and work hard to achieve industry-leading aero-efficiency. And our recently introduced of aero-efficiency among premium Class 8 trucks. Another significant reduction in both fuel consumption and emissions can be achieved by reducing idle time of on-highway trucks. Navistar was the first OE manufacturer to offer a fully integrated no idle HVAC when the MaxxPower™ Battery Powered HVAC launched earlier this year. The MaxxPower™
Battery Powered HVAC allows drivers to operate the truck HVAC system while consuming 80% less fuel than idling the main engine. We also believe hybrid technology will be a large part of the national response to climate change and fuel use and we are raising our role as a contributor to energy efficient transportation solutions in the commercial truck, commercial bus and school bus businesses. We are leveraging the natural fuel efficiency of diesel engines and vehicles in several key moves.
We are building on our record as the leader in Green Diesel Technology, where Navistar set the pace for the industry in achieving this year’s historically low emission requirements. We have advanced the standard of efficiency with our new
Navistar was recognized for leadership in the development of hybrid advanced technology in California, receiving the Blue
Sky Award for 2007 from WestStart-CALSTART.
Navistar received a $39M commitment from the DoE to develop and deploy up to 400 Class 3 Electric Vehicles over the next two years. Each of these EVs will reduce the amount of carbon released to the atmosphere by up to ten tons if compared with an internal combustion engine vehicle in a similar duty cycle. Navistar also received $4M in funding from the California Energy Commission to demonstrate its EV technology in CA. While in the early stages of development, these two programs will establish Navistar as a leader in the commercial EV market.
®
ProStar
®
is the industry's most aerodynamic and fuel efficient Class 8 truck. We do extensive
International
®
LoneStar
®
, the first ever owner/operator product that is SmartWay certified, is setting a whole new standard
ProStar
®
truck. And we are well into the important wave of customer interest in hydraulic and electric hybrids which will have a substantial impact on the reduction in greenhouse gas emissions.

Frequently Asked Questions

Q7: What do you finance at Navistar Finance Corporation (NFC)?
A: NFC is a commercial financing organization that provides wholesale, retail and lease financing for sales of new and used trucks and buses sold by the company. NFC also finances the company’s wholesale accounts and selected retail accounts receivable. Sales of new truck related equipment
(including trailers) of other manufacturers are also financed.
Q8: What percentage of truck purchases do you fund?
A: We consistently fund about 95% of floor plan inventory for our dealers in the U.S. and approximately
9% of retail purchases.
Q9: When is the next refinancing due at NFC?
A: Our TRAC facility, which we use to finance fleet and national accounts, was extended in July and is due for renewal in November 2009.
Q10: Why did you extend the TRAC renewal for three months?
A: We are re-evaluating that deal structure in light of other funding activities underway for NFC and
Navistar. We have done similar extensions in the past, so this is nothing new or noteworthy.
Q11: Why did you renew your wholesale financing facility at a lower amount?
A: We renewed $650 million, compared to $800 million last year. We have maintained over $300 million of excess wholesale capacity throughout fiscal year 2009, and we believe that $650 million is sufficient to support our current wholesale needs. The need has changed because dealers are stocking less inventory because of the low demand for trucks in today’s economy.

Frequently Asked Questions

Q12: Why did you amend the intercompany agreement?
A: We amended the intercompany agreement to allow more flexibility to NFC and Navistar by allowing
NFC to purchase short-term trade receivables that were previously not included in the agreement or that the TRAC deal did not permit NFC to purchase.
Q13: How do you fund retail notes?
A: Retail notes are primarily funded by a bank revolver and a revolving warehouse facility that we call
TRIP, which doesn’t mature until 2010. These notes are ultimately sold to either a conduit facility or into a public securitization.
Q14: Are there any requirements for NFC leverage?
A: NFC is compliant with our revolver leverage covenant of 6 to 1. This ratio calculation excludes qualified retail and lease securitization debt.
Q15: How are your securitization rates determined?
A: Portfolio performance, deal structure and market conditions affect pricing, as well as the type of asset being financed (for example dealer floor plan inventory versus a customer purchase).
Q16: What is your funding strategy?
A: We use three or four primary funding sources. For longer-term retail truck notes that finance the sale of trucks to end customers, we finance those in the term securitization markets in either public or private deals. We primarily finance our wholesale portfolio in traditional private or public securitizations. We also have a combination of revolving type facilities that often warehouse assets until they can be financed permanently.

Frequently Asked Questions

Q17: How is your NFC portfolio performing?
A: The portfolio is performing as we would expect given the industry downturn and consistent with prior cycles. The provision for credit losses increased from approximately $20 million in FY07 to $32 million in FY08. During our first three quarters of FY09, our provision for credit losses dropped to
$21.5 million.
Q18: How are your repossessions trending?
A: Repossessions were slowing down at the end of FY08, and our rate of repossession has significantly declined throughout FY09.
Q19: How are your dealers doing?
A: We think our dealers, which have always been one of our strengths, are well positioned. We traditionally have not had any significant dealer losses and expect that trend to continue in the future.
Q20: Are your customer interest rates going to increase?
A: Like all lenders, we need to achieve a profitability threshold to ensure our continued access to capital, and that means pricing our rates in line with the marketplace. So, yes, as the cost of financing has increased for all companies, we have passed on some of the cost increase to our dealers and customers.
Q21: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates)
and are usually in line with the market.

Frequently Asked Questions

Q22: How do you make your credit decisions? Do you require a certain credit score?
A: We factor in a variety of criteria in our credit scoring model such as business model, company history, down payment, etc.
Q23: What is your total amount of capacity at NFC?
A: Total availability in our funding facilities is more than $1.0 billion as of July 31, 2009.
Q24: Are you able to take advantage of any TALF or TARP money?
A: We are evaluating accessing TALF funding, if appropriate, when we issue our next public or private 144A transaction.
Q25: How does your derivative expense compare to last year?
A: Our derivative expense for the first three quarters of 2009 was $36 million, which compares favorably to our derivative expense of $40 million in the first three quarters of 2008.
Q26: How do your repossession percentages compare to the overall size of your portfolios?
A: Repossessions as a percent of retail balances were approximately 4.5% for FY08 and 3.2% for the first three quarters of FY09.
Q27: What is the current JLTV status?
A: Navistar and BAE are moving forward with the technology development phase of the program. Australia has expressed interest in participating and has plans to purchase test units from the three JLTV teams.

Frequently Asked Questions

Q28: What is the status of the 2010 Department of Defense budget and how might it affect the request for trucks and tactical vehicles? Will FMTV be affected?
A: The defense appropriation bill has been completed by the House.  It will be taken up by the Senate appropriation committee when they return from the August recess on Sept. 8. It is highly unlikely that the
Defense bill will be completed by October 1st, the beginning of the fiscal year. It will go under a continuing resolution similar to the rest of the appropriation bills. However, the House has supported most of the tactical vehicle funding requested. The administration requested $5.7B for Army Tactical and Support
Vehicles. The House approved $5.25B.  FMTV was reduced $193M because of the timing of the contract award.  FHTV was similarly reduced $129M because of the delay until FY11 of the Heavy Equipment
Transporter System (HETS) tractor contract.  The Mine Protection Vehicle Family line was reduced by
$134.7M because the need can be met with MRAP vehicles coming out of Iraq. The MRAP request of
$3.6B was reduced by $1.8B because it had been forward funded in the 09 Supplemental. JLTV is fully funded in both the Army and Marine Corps accounts at $32M and $58M respectively.
Q29: What is the current timeline for the OUVS program? How many vehicles are expected?
A:  The U.K. Ministry of Defence has postponed the Operational Utility Vehicle Systems (OUVS) program to review spending plans for 2010. In October 2008, Navistar was selected for both the OUVS Large and
OUVS Small categories.
Q30: Is the Husky Tactical Support Vehicle (TSV) for the United Kingdom the same as Navistar’s vehicle submitted for the U.S. M-ATV program?
A: No, the Husky was developed according to U.K. specifications.

Frequently Asked Questions

Q31: When will there be a resolution to the FMTV (Family of Medium Tactical Vehicles) protest filing?
A: Filings with the Government Accountability Office (GAO) usually require 90 to 100 days for review.
Navistar filed its protest on September 3.
Q32: What are the 2010 emissions requirements?
A: The rules allow manufacturers to go to .5 NOx if they clean up the environment earlier with advanced technology; manufacturers need to be at .2 NOx if they choose not to introduce advanced technologies earlier.
Q33: Has the recent tax legislation, The American Recovery and Reinvestment Act of 2009, affected
Navistar?
A: Two of the business tax incentives have a direct effect on Navistar:
A)  The legislation provides for additional depreciation deductions equal to 50% of the cost of non-real property fixed assets placed in service during calendar year 2009.
B)   In lieu of claiming the additional depreciation deductions described in (A) above, the legislation would allow Navistar to accelerate the realization of tax credits earned in prior years.
Navistar intends to accelerate the realization of tax credits earned in prior years.  The amount expected to be realized is immaterial to the Company’s financial statements.

Frequently Asked Questions
60 60
Q34:
A:
How will President Obama’s recent tax proposals impact Navistar, if enacted as currently proposed?
The President’s proposals will have far reaching implications for multinational companies, such as
Navistar. In the near term we would not anticipate a material adverse impact due to the fact that we currently have a full valuation allowance against a large portion of our deferred tax assets and are still utilizing U.S. net operating losses. Over the long term we would anticipate adverse U.S. tax implications for our international businesses, requiring actions to be taken by Navistar to address these implications.
Deferral of deductions deemed related to unremitted foreign earnings
Limitations on the use of disregarded entities in foreign jurisdictions
Limitations on foreign tax credits
Why is our tax expense so high for the quarter relative to pre-tax income?
While our pre-tax operating profit reflects the net effect of worldwide operations, our tax expense reflects differences in U.S. and foreign operations. In general, our U.S. operations incur tax expense limited to current state taxes and AMT, because of the full valuation allowance position we have against deferred tax assets. At the end of FY 2008 we also attached a full valuation allowance to our deferred tax assets in
Canada. Consequently, losses incurred in Canada during FY 2009 receive no tax benefit. Finally, our
Brazilian and Mexican operations improved significantly from Q2 to Q3, and are fully taxable. This confluence of events coupled with certain discrete items in the quarter contributed to the unusual relationship between pretax income and tax expense in Q3.
Q35:
A:
Certain material proposals impacting multinational corporations include:

Frequently Asked Questions
61 61
Q36:
Your tax footnote in the 10K discloses gross deferred tax assets of $2.1 billion.  How will those assets be used to offset future taxable income?
A:
The most commonly understood component of deferred tax assets is the value of our net operating losses, which was reported as $393 million as of 10/31/08.  We continue to offset current taxable income by these net operating losses both in the U.S. for federal and state tax purposes and in Canada and Brazil.  In addition, we have several other major components of deferred taxes which will reduce taxable income in the future.  For example, to date the Company has accrued OPEB, pension and other employee benefit liabilities during prior years.  As those payments are made to employees, the company will realize a deduction against its future taxable income.  Similarly, the Company has accrued significant reserves for warranty and product liability obligations.  As payments are made against those reserves the Company will realize a deduction against its future taxable income.

Manufacturing Cash Flow

($ in millions)
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation
Goal
Three Months
Ended July 31st
Beginning Mfg. Cash
1
Balance 10/31/2007 10/31/2008 10/31/2009 2008 2009 2009
October 31, 2006 $1,214
October 31, 2007 $722 $722
October 31, 2008 $777 $777
April 30, 2009 $594
Approximate Cash Flows:
From Operations ($231) $414 ++ $78 $129 $142
Dividends from NFC $400 $15 n/a $15 $0 $0
From Investing / (Cap Ex) ($70) ($216) - ($160) ($190) ($87)
Marketable Securities ($130) ($4) ($2) $12 ($2) $0
From Financing / (Debt Paydown) ($480)
($133) - ($94) ($51) $8
Exchange Rate Effect $19 ($21) n/a $3 $8 $14
Blue Diamond Consolidation $0 $0 $80 $0 $80 $80
Ending Mfg. Cash
1
Balance:
October 31, 2007 $722
July 31, 2008 $576
October 31, 2008 $777
July 31, 2009 $751 $751
October 31, 2009 $650 - $750
1
Cash = Cash, Cash Equivalents and Marketable Securities
Nine Months Ended July 31

SEC Regulation G

This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
(Unaudited)
DEBT YE 2005 YE 2006 YE 2007 YE 2008 2009 - 3Q
(in millions)
Manufacturing operations
January 2007 Loan Facility (Libor + 325 matures January 2012)  - $              - $              1,330 $       1,330 $        1,330 $
Bridge Loan Facility (Libor + 500) -                 1,500          -                 -                 -
Financing arrangements and capital lease obligations  408             401            369             306             278
6.25% Senior Notes 400             -                 -                 -                 -
9.375% Senior Notes 393             -                 -                 -                 -
7.5% Senior Notes, due 2011 249             15              15               15               15
Majority owned dealership debt 245             484            267             157             162
4.75% Subordinated Exchangeable Notes, due 2009 202             1                1                1                 -
2.5% Senior Convertible Notes 190             -                 -                 -                 -
9.95% Senior Notes, due 2011 13               11              8                6                 4
Other 24               60              39               19               17
Total manufacturing operations debt 2,124          2,472          2,029          1,834          1,806
Financial services operations
Borrowing secured by asset-backed securities, at variable rates, due serially through 2016 2,779 $       3,104 $       2,748 $       2,076 $        1,439 $
Bank revolvers, at fixed and variable rates, due dates from 2010 through 2013 838             1,426          1,354          1,370          1,259
Revolving retail warehouse facility, at variable rates, due 2010 500             500            500             500             500
Commercial Paper, at variable rates, due serially through 2010 -                 28              117             162             75
  Borrowing secured by operating and finance leases, at various rate, due serially through 2016 148             116            133             132             128
Total financial services operations debt 4,265 $       5,174 $       4,852 $       4,240 $        3,401 $
(Unaudited)
Cash & Cash Equivalents YE 2005 YE 2006 YE 2007 YE 2008 2009 - 3Q
Manufacturing non-GAAP (Unaudited) 776 $          1,078 $       716 $          775 $          751 $              *
Financial Services non-GAAP (Unaudited) 53               79              61               86               70
Consolidated US GAAP (Audited) 829 $          1,157 $       777 $          861 $          821 $
Manufacturing Cash & Cash Equivalents non-GAAP (Unaudited) 776 $          1,078 $       716 $          775 $          751 $              *
Manufacturing Marketable Securities non-GAAP (Unaudited) 91               136            6                2                 -
Manufacturing Cash, Cash Equivalents & Marketable Securities non-GAAP (Unaudited) 867 $          1,214 $       722 $          777 $          751 $
*Includes increase in cash and cash equivalents from consolidating Blue Diamond Truck and Blue Diamond Parts
(Audited)

SEC Regulation G

This regulation G slide corresponds with the data found in the chart on slide 15
U.S. and Canada industry 165K 185K
Sales and revenues, net $11.5 $12.0
Manufacturing segment profit
(excludes asset impairment, Ford settlement, & related charges)
$350 $450
Asset impairment, Ford settlement, & related charges
Manufacturing segment profit $350 $450
Below the line items ($500) ($330)
Income (Loss) before income tax $1,100 $1,270 ($170) ($70)
NA
$15+
($Millions) ($Millions)
$1,600
Target @
Current Industry
414.5K
($Billions)
~($520)
$1,600
NA
($Billions)
FY 2009
Guidance on $1.6B Mfg Segment Profit Line
Original Target @ 414.5K
Industry

SEC Regulation G –
Quarterly Comparison

This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
FY08 Q3 FY07 Q3
Non GAAP
As
Reported
As
Reported
As
Reported
Without
Ford
Settlement
Ford
Settlement
Impacts
With
Ford
Settlement
U.S. and Canada industry
($Billions) ($Billions) ($Billions) ($Billions)
Sales and revenues, net $2.5 $2.5 $4.0 $3.0
($Millions) ($Millions) ($Millions) ($Millions) ($Millions)
Manufacturing segment profit *
(excludes asset impairment, Ford settlement, & related charges) $92 NA $92 $483 $115
Asset impairment, Ford settlement, & related charges NA $18 $18 ($10) NA
Manufacturing segment profit * $92 $18 $110 $473 $115
Below the line items ($92) $0 ($92) ($132) ($110)
Income (Loss) excluding income tax $0 $18 $18 $341 $5
Income tax benefit (expense) ($30) $0 ($30) ($10) ($9)
Net income (loss) ($30) $18 ($12) $331 ($4)
Diluted earnings (loss) per share ($'s) ($0.42) $0.26 ($0.16) $4.47 ($0.05)
Weighted average shares outstanding: diluted 70.8M 70.8M 70.8M 74.0M 70.3M
Memo - professional fees included in below the line items ($6) ($6) ($27) ($54)
* Includes: minority interest in net income of subsidiaries of ($7)M, net of tax; extraordinary gain of $23M, net of tax
FY09 Q3

SEC Regulation G –
Fiscal Year Comparison

This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
FY 2008 FY 2007 FY 2006
Estimated
As
Reported
As
Reported
As
Reported
Ford
Settlement
Impacts
U.S. and Canada industry 165K 185K 165K 185K
($Billions) ($Billions) ($Billions)
Sales and revenues, net $11.0 $11.5 $11.0 $11.5 $14.7 $12.3 $14.2
($Millions) ($Millions) ($Millions) ($Millions)
Manufacturing segment profit *
(excludes asset impairment, Ford settlement, & related charges) $710 $735 NA $710 $735 $1,114 $426 $838
Asset impairment, Ford settlement, & related charges ~ $175 ($395) NA NA
Manufacturing segment profit * $710 $735 $175 $885 $910 $719 $426 $838
Below the line items $0 ($528) ($499) ($443)
Income (Loss) excluding income tax $225 $250 $175 $400 $425 $191 ($73) $395
Income tax benefit (expense) ~ ($3) ($57) ($47) ($94)
Net income (loss) $182 $207 $172 $354 $379 $134 ($120) $301
Diluted earnings (loss) per share ($'s) $2.55 $2.85 $2.40 $4.95 $5.25 $1.82 ($1.70) $4.12
Weighted average shares outstanding: diluted ~72M 73.2M 70.3M 74.5M
Memo - professional fees included in below the line items ($40) ($30) ($40) ($30) ($154) ($224) ($70)
* Includes: minority interest in net income of subsidiaries of ($7)M, net of tax; extraordinary gain of $23M, net of tax
~72M ~72M
~($485)
~($43) ~($46)
($Millions) ($Millions)
($Billions) ($Billions)
FY 2009
Non GAAP
Goal
Goal
Without
Ford
Settlement
With
Ford
Settlement
~($485)
NA ~$175